UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     February 16, 2006 (February 12, 2006)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)




            Tennessee                   000-22490              62-1120025
   ----------------------------   ------------------------  ----------------
   (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
        of incorporation)                                   Identification No.)

            430 Airport Road
         Greeneville, Tennessee                               37745
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(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01.  Entry Into a Material Definitive Agreement.

     On February 12, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Forward Air Corporation (the "Company") authorized the payment of annual incentive bonus awards to each of the Company's executive officers for the fiscal year ended December 31, 2005. The annual incentive awards were made pursuant to and consistent with the Company's executive compensation philosophy. The award amounts were based upon the Company's performance during 2005, as well as individual management performance.

         The Committee awarded fiscal year 2005 bonuses as follows:

                     Name and Position                Annual Incentive Award

Bruce A. Campbell                                            $150,000
President and Chief Executive Officer

Andrew C. Clarke                                             $109,750
Chief Financial Officer, Senior Vice President and
Treasurer

Matthew J. Jewell                                             $87,400
Senior Vice President, General Counsel and Secretary

Craig A. Drum                                                 $87,400
Senior Vice President, Sales

Chris C. Ruble                                                $87,400
Senior Vice President, Operations

Rodney L. Bell                                                $87,400
Vice President and Controller

     The Committee also awarded time-based restricted stock to each of the Company's executive officers under the Company's 1999 Stock Option and Incentive Plan. The restricted stock shares vest equally in one-third increments over three years commencing on February 12, 2007 and fully vesting on February 12, 2009. Upon vesting, the restricted stock will be issued to the holder in an equal number of shares of the Company's $0.01 par value common stock. During the vesting period, the holder of restricted stock is entitled to receive a cash amount equal to any dividend declared and paid on the Company's common stock multiplied by the number of restricted stock then held.

     The restricted stock awarded to each executive officer is as follows:

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







                     Name and Position               Restricted Stock Award

Bruce A. Campbell                                            15,080
President and Chief Executive Officer

Andrew C. Clarke                                             12,000
Chief Financial Officer, Senior Vice President and
Treasurer

Matthew J. Jewell                                            11,000
Senior Vice President, General Counsel and Secretary

Craig A. Drum                                                10,000
Senior Vice President, Sales

Chris C. Ruble                                               10,500
Senior Vice President, Operations

Rodney L. Bell                                               10,000
Vice President and Controller

     In addition, on February 12, 2006, the Committee established fiscal 2006 base salaries for the Company's executive officers. The Committee annually evaluates the performance and determines the compensation of the Company's officers based on the Committee's assessment of the individual performance of the executive officers, their achievement of corporate goals and compensation at comparable companies. The 2006 base salaries for the executive officers are as follows:

                     Name and Position                          Base Salary

Bruce A. Campbell                                            $400,000 minimum
President and Chief Executive Officer                    (Mr. Campbell's fiscal
                                                         2006 salary was
                                                         previously disclosed in
                                                         a Report on Form 8-K
                                                         filed with the
                                                         Securities and Exchange
                                                         Commission on January
                                                         26, 2006.)

Andrew C. Clarke                                                 $260,000
Chief Financial Officer, Senior Vice President and
Treasurer

Matthew J. Jewell                                                $240,000
Senior Vice President, General Counsel and Secretary

Craig A. Drum                                                    $210,000
Senior Vice President, Sales

Chris C. Ruble                                                   $225,000
Senior Vice President, Operations

Rodney L. Bell                                                   $210,000
Vice President and Controller

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

     The information in this report may contain "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as "believes," "anticipates," "intends," "plans," "estimates," "projects" or "expects." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FORWARD AIR CORPORATION

Date: February 16, 2006      By:  /s/ Matthew J. Jewell
                                  ---------------------------------------------
                                  Matthew J. Jewell
                                  Senior Vice President, General Counsel and
                                  Secretary





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